UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2023

BLACKBOXSTOCKS INC.

(Exact name of registrant as specified in its charter)

Nevada	0-55108	45-3598066
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

One June 9, 2023 Blackboxstocks Inc. (the “Company”) entered into a Securities Exchange Agreement (the “Exchange Agreement”) with Evtec Group Limited (“Evtec”), a company registered in England and Wales. Under the terms of the Exchange Agreement the Company issued 2,400,000 shares of Series B Convertible Preferred Stock, $0.001 par value per share (the “Series B Share Consideration”), in exchange for 4,086 newly issued preferred shares of Evtec (the “Evtec Shares”).

As a condition to Evtec’s execution of the Exchange Agreement, Gust Kepler, a director and the President and Chief Executive Officer of the Company, who holds shares of Company common stock and Series A Convertible Preferred Stock (the “Series A Stock”) representing a majority of the votes necessary to approve such action, executed a Written Consent of Consenting Stockholder (the “Stockholder Consent”), pursuant to which Mr. Kepler voted his shares of common stock and Series A Stock in favor of a resolution to approve issuance of common stock upon conversion of the Series B Share Consideration in excess of 19.99% of the number of shares of common stock as of the date of the Exchange Agreement (the “Nasdaq Threshold”). The Exchange Agreement also requires the Company to prepare and file with the Securities and Exchange Commission an information statement relating to the Stockholder Consent (the “Information Statement”) within 90 days and use commercially reasonable efforts to cause the definitive Information Statement to be mailed to the Company’s stockholders as promptly as practicable after filing of the definitive Information Statement.

The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Exchange Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 regarding the acquisition of the Evtec Shares is hereby incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Series B Share Consideration is hereby incorporated by reference into this Item 3.02. The shares representing the Series B Share Consideration were issued in reliance upon an exemption from registration pursuant to 4(a)(2) under the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03, the information set forth under Item 5.03 regarding the designation of the Company’s Series B Stock is hereby incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2023, the board of directors of the Company unanimously adopted resolutions establishing and authorizing the issuance of 2,400,000 shares of a series of Company Preferred Stock to be known as the Series B Convertible Preferred Stock (the "Series B Stock") with the voting powers, designations, preferences, limitations, restrictions and relative rights set forth in a Certificate of Designation for the Series B Stock (the “Designation”).

The Designation provides that Series B Stock shall have no dividend rights. Except as required by law, or the Bylaws of the Company, holders of Series B Stock shall have no voting rights. However, for as long as any shares of Series B Stock are outstanding, the Company may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Stock, (i) alter or change adversely the powers, preferences or rights given to the Series B Stock or alter or amend the Designation, (ii) amend the Company’s articles of incorporation in any manner that adversely affects any rights of the holders of Series B Stock, or (iii) enter into any agreement with respect to any of the foregoing.

On the earlier of June 1, 2024 or the date upon which the Stockholder Consent approving issuance of conversion shares in excess of the Nasdaq Threshold becomes effective, each share of Series B Stock will be convertible into one share of Company common stock, subject to adjustment for reclassification, exchange, substitution or reorganization.

Any shares of Series B Stock purchased or otherwise acquired by the Company will be retired and cancelled promptly after the acquisition thereof. All such shares shall become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the board of directors

The foregoing description of the Designation does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Designation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

To the extent required by Item 5.07, the information set forth under Items 1.01 and 5.03 is hereby incorporated by reference into this Item 5.07.

As noted in Item 1.01 of this report, on June 9, 2023, Gust Kepler, a director and the President and Chief Executive Officer of the Company, who holds 582,918 Shares of Company common stock and 3,269,998 Shares of Series A Stock, representing a majority of the votes necessary to approve such action, executed a Stockholder Consent, pursuant to which Mr. Kepler voted his shares of common stock and Series A Stock in favor of a resolution to approve issuance of common stock upon conversion of the Series B Share Consideration in excess of the Nasdaq Threshold.

Item 7.01 Regulation FD Disclosure.

On June 15, 2023, the Company issued a press release titled, “Blackboxstocks, Inc. Announces $8.5 Million Investment Stake in Evtec Group as Initial Step Toward Merger.”  A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

As previously disclosed, on April 18, 2023 the Company received a notice from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”), that the Company was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). As a result of the transactions described in this Current Report on Form 8-K, the Company now has stockholders’ equity sufficient to comply with the Stockholders’ Equity Requirement and has submitted a plan notifying Nasdaq of compliance.

Nasdaq will continue to monitor our ongoing compliance with the Stockholders’ Equity Requirement and, if at the time of our next periodic report our company does not evidence compliance with the Stockholders’ Equity Requirement, we may be subject to delisting. There can be no assurance that our Company will be able to maintain compliance with the minimum Stockholders’ Equity Requirement.

The information set forth under Item 1.01 is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this Current Report on Form 8-K.

Exhibit	Description

3.1	Certificate, Amendment or Withdrawal of Designation NRS 78.1955, 78.1955(6) Certificate of Designation filed June 8, 2023

10.1	Securities Exchange Agreement between Blackboxstocks Inc. and Evtec Group Limited dated June 9, 2023

99.1	Press Release dated June 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023

BLACKBOXSTOCKS INC.

By:	/s/ Gust Kepler
Gust Kepler, President and Chief Executive Officer